UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Organovo Holdings, Inc.

(Name of Registrant as Specified In Its Charter)

Not Applicable

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting  to be held on September 5, 2019 for Organovo Holdings, Inc.  This communication presents only an overview of the more complete proxy materials that are available to you on the Internet.  We encourage you to access and review all of the important information contained in the proxy materials before voting. To view  the proxy statement and annual report, go to www.proxydocs.com/onvo. To submit your proxy while visiting this site, you will  need the 12 digit control number in the box below.  Under new United States Securities and Exchange  Commission rules, proxy materials do not have  to be delivered in paper. Proxy materials can  be distributed by making them available on the  Internet. We have chosen to use these procedures  for our 2019 Annual Meeting and need YOUR  participation.  If you want to receive a paper or e-mail copy  of the proxy materials, you must request one.  There is no charge to you for requesting a copy.  In order to receive a paper package in time for  this year’s annual meeting, please make this  request on or before August 22, 2019.  Printed materials may be requested by one of the following methods:  INTERNET  www.investorelections.com/onvo  You must use the 12 digit control number  located in the shaded gray box below.  TELEPHONE  (866) 648-8133  *E-MAIL  paper@investorelections.com  * If requesting material by e-mail, please send  a blank e-mail with the 12 digit control number  (located below) in the subject line. No other  requests, instructions or other inquiries should be  included with your e-mail requesting material.  ACCOUNT NO. SHARES  The purpose of the Annual Meeting is to take action on the following proposals:  The Board of Directors recommends that you vote “FOR” the following.  The Board of Directors recommends that you vote “FOR” the following.  2. To ratify the appointment of Mayer Hoffman McCann P.C. as our independent registered public accounting firm for the fiscal year ending March 31, 2020  3. To hold a non-binding advisory vote on the compensation of our named executive officers  5. To approve the proposal to authorize the Company’s Board of Directors, in its discretion but in no event later than the date of the 2020 Annual Meeting of  Stockholders, to amend the Company’s Certificate of Incorporation, as previously amended, to effect a reverse stock split of the Company’s common stock,  at a ratio in the range of 1-for-5 to 1-for-20, such ratio to be determined by the Board of Directors and included in a public announcement.  The Board of Directors recommends that you vote for “ONE YEAR” the following.  4. To approve, on an advisory and non-binding basis, the frequency of the advisory vote on the Company’s executive compensation of one, two, or three years.  1. Election of two Class II Directors  Nominees Taylor Crouch, Mark Kessel  Date: Thursday, September 5, 2019  Time: 9:00 A.M. (local time)  Place: 6275 Nancy Ridge Drive, Suite 110  San Diego, California 92121  Company Notice of Annual Meeting  Proxy Materials Available to View or Receive:  1. Proxy Statement 2. Annual Report  For a Convenient Wa_ y to View Proxy Materials and _  VOTE Online go to: www.proxydocs.com/onvo